UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 17, 2017

WILLIAM LYON HOMES

(Exact name of registrant as specified in charter)

Delaware	001-31625	33-0864902
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4695 MacArthur Court, 8th Floor

Newport Beach, California 92660

(Address of principal executive offices and zip code)

(949) 833-3600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Conditions.

On February 22, 2017, William Lyon Homes (the “Company”) issued a press release announcing its financial results for the three and twelve months ended December 31, 2016. A copy of the press release is furnished herewith as Exhibit 99.1, and is incorporated herein by reference.

The information in this Current Report on Form 8-K, including the accompanying Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liability under that section, except as specifically incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended, or the Exchange Act.

Item 7.01.	Regulation FD Disclosure.

Senior management of the Company will reference the materials included in Exhibit 99.2 to this report (the “Earnings Presentation”) during an earnings conference call to be held at 9:00 a.m. Pacific Time on February 22, 2017. A copy of the Earnings Presentation is furnished as Exhibit 99.2 to this report.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01, including the Earnings Presentation attached to this report as Exhibit 99.2, shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing. The furnishing of the information in this report is not intended to, and does not, constitute a determination or admission by the Company that the information in this report is material or complete, or that investors should consider this information before making an investment decision with respect to any security of the Company. In addition, the Earnings Presentation furnished as an exhibit to this report may include “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.

Item 8.01.	Other Events.

On February 17, 2017, the board of directors (the “Board”) of the Company approved a stock repurchase program, authorizing the repurchase of up to an aggregate of $50 million of its Class A common stock. The program allows the Company to repurchase shares of Class A common stock from time to time for cash in the open market or privately negotiated transactions or other transactions, as market and business conditions warrant and subject to applicable legal requirements.

The stock repurchase program does not obligate the Company to repurchase any particular amount of common stock, and it could be modified, suspended or discontinued at any time.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are furnished herewith:

99.1	Press Release issued on February 22, 2017 announcing financial results for the three and twelve months ended December 31, 2016.

99.2	Earnings Presentation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WILLIAM LYON HOMES

Dated: February 22, 2017	By:	/S/ COLIN T. SEVERN
Colin T. Severn
Senior Vice President
Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

99.1	Press Release issued on February 22, 2017 announcing financial results for the three and twelve months ended December 31, 2016.

99.2	Earnings Presentation.